Exhibit 10.1

Execution Version

AMENDMENT NO. 7

TO

TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 7 TO TERM LOAN AND SECURITY AGREEMENT (this “Seventh Amendment”), dated effective as of March 5, 2019, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto, and Delaware Trust Company, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and amends the Term Loan and Security Agreement dated as of June 29, 2016 (as amended by Amendment No. 1, dated as of October 24, 2016, Amendment No. 2, dated as of September 8, 2017, Amendment No. 3, dated as of February 28, 2018, Amendment No. 4, dated as of July 25, 2018, Amendment No. 5, dated as of September 26, 2018, and Amendment No. 6, dated as of January 25, 2019, as so amended, and as further amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”), entered into among the Borrower, Guarantors, the Lenders party thereto, and Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend the Term Loan Agreement in certain respects, including to extend the Maturity Date with respect to all Advances;

WHEREAS, each Lender party hereto (which collectively constitute all of the Lenders) desires to amend the Term Loan Agreement to effect the changes and other provisions described below, in each case, on the terms and conditions described herein; and

WHEREAS, Section 15.1 of the Term Loan Agreement provides that the Term Loan Agreement may be amended, modified and waived from time to time in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1. Amendments.

(a) Section 1.1 of the Term Loan Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“Extending Fee” has the meaning assigned to such term in the Seventh Amendment.

“Seventh Amendment” means Amendment No. 7 to the Term Loan and Security Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Agent.

“Seventh Amendment Effective Date” means March 5, 2019, subject to the satisfaction of the conditions to effectiveness set forth in paragraph 2(a) of the Seventh Amendment.

(b) The definition of “Maturity Date” in Section 1.1 of the Term Loan Agreement is hereby amended and restated as follows:

“Maturity Date” means January 4, 2021.

(c) Section 2.4(d)(i) of the Term Loan Agreement is hereby amended by adding “, the Extending Fee” after the words “the Call Premium” in clause THIRD thereof.

(d) Section 2.5(a) of the Term Loan Agreement shall be amended and restated in its entirety to read as follows: “Scheduled Principal Payments. Subject to Section 2.9, the principal amount of the Advances, together with all interest and fees due thereon, shall be paid in full in cash on the Maturity Date.”

(e) Section 2.5(f) of the Term Loan Agreement shall be amended and restated in its entirety as follows: “In the event that any acceleration of outstanding Advances occurs (and is not rescinded) or such Advances are otherwise paid in full or become due and payable prior to their maturity, including as a result of a mandatory or optional prepayment (other than a prepayment under the second sentence of Section 2.4(b) or Section 2.5(e)), an Event of Default (including, without limitation, an Event of Default specified in Section 9.4 or Section 9.5 hereof) or the occurrence of the Termination Date (any such date, an “Applicable Premium Date”), the Applicable Premium shall be immediately due and payable (subject to rescission, in the event that the underlying acceleration is rescinded) on the principal amount so prepaid, accelerated or that has become or is declared to be due and payable, and such Applicable Premium shall constitute part of the Obligations. On any Applicable Premium Date, the Applicable Premium shall be payable, along with the principal of, and any accrued and unpaid interest on, the outstanding Advances payable on such Applicable Premium Date.”

(f) Section 2.12 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“Fees. Borrower shall pay (i) to Lenders the fees set forth on Schedule 2.12 attached hereto and (ii) to the Agent the fees payable in the amounts and at times separately agreed upon in writing between Borrower and the Agent. The Borrower shall also pay to the Lenders entitled thereto (i) the Initial Put Amount and the Deferred Put Amount, if any, on the terms set forth in paragraph 7 of the Second Amendment, (ii) the Exit Fee on the terms set forth in paragraph 3 of the Second Amendment, (iii) the Extending Fee on the terms set forth in paragraph 3 of the Seventh Amendment and (iv) as applicable, the Call Premium or Applicable Premium in accordance with Section 2.5 hereof. Such fees shall be fully earned and irrevocable when paid and shall not be refundable for any reason whatsoever.”

2. Conditions to Effectiveness of Amendment.

(a) This Seventh Amendment shall become effective (the “Seventh Amendment Effective Date”) as of the date first set forth above upon receipt by the Agent of the following:

i. counterparts of this Seventh Amendment duly executed and delivered by the Borrower, the Guarantors, the Agent and all of the Lenders; and

ii. payment of (A) all reasonable actual costs, out-of-pocket fees and expenses of the Agent and the Lenders party hereto invoiced and owing in connection with this Seventh Amendment or pursuant to the terms of the Term Loan Agreement (including, without limitation, attorneys’ fees) and (B) an amendment fee in the amount of $2,500, payable to the Agent for its own account.

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(b) Within five business days after the Seventh Amendment Effective Date, the Agent or the Required Lenders shall receive such other documents, instruments and agreements reasonably deemed necessary or desirable by the Agent or the Required Lenders with respect to the matters contemplated hereby, including an opinion of counsel to the Loan Parties in form and substance reasonably acceptable to the Agent and the Required Lenders.

3. Payment of Expenses. The Borrower agrees to reimburse the Agent and the Lenders party hereto for all of their out-of-pocket costs and reasonable expenses (including attorneys’ fees) incurred in connection with this Seventh Amendment. The Borrower shall also pay an extending fee (the “Extending Fee”) to the Lenders holding outstanding Advances in an aggregate amount equal to $290,000 on the earlier of the date the Advances have been paid in full and the Termination Date with respect to such Advances, with such Extending Fee being allocated among such Lenders on a pro rata basis based upon the outstanding Advances due to them immediately prior to such payment date.

4. Consent. Notwithstanding anything in the Loan Documents to the contrary, each Lender party hereto hereby acknowledges, consents and agrees (x) to the amendment of the definition of “Maturity Date” and Section 2.5(a) of the Term Loan Agreement as provided herein and (y) to the payment of the various fees, as contemplated by the Seventh Amendment.

5. Representations and Warranties; Survival. Each Loan Party represents and warrants to the Agent and each Lender that as of the Seventh Amendment Effective Date and after giving effect to this Seventh Amendment: (a) each Loan Party party hereto has the power and authority to execute this Seventh Amendment and to perform its obligations under this Seventh Amendment and the Loan Documents as amended hereby, (b) each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of this Seventh Amendment and the Loan Documents, as amended hereby, (c) this Seventh Amendment and the Loan Documents as amended by the Seventh Amendment constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) no Default or Event of Default shall have occurred and be continuing and (e) all representations and warranties contained in the Loan Documents and in this Seventh Amendment are true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties relate to a specified prior date, then as of such prior date). In addition, each such representation and warranty shall survive the execution and delivery of this Seventh Amendment, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

6. Reference to and Effect on the Agreement. On and after the Seventh Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in each of the Loan Documents to “the Agreement,” “thereunder,” “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Seventh Amendment. The Term Loan Agreement and each of the other Loan Documents, except as specifically amended by this Seventh Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Seventh Amendment shall constitute a Loan Document. Without limiting the generality of the foregoing, the Borrower and the Guarantors hereby acknowledge and confirm that all obligations, liabilities and indebtedness of the Loan Parties under the Loan Documents constitute “Obligations” under and as defined in the Term Loan Agreement and are secured by and entitled to the benefits of the Term Loan Agreement and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the

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Collateral in favor of the Agent, for the benefit of itself and the Lenders, pursuant to the Term Loan Agreement and the other Loan Documents, as security for the Obligations. The execution, delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.

8. Execution in Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Seventh Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

9. Direction. Each of the Lenders party hereto (which collectively constitute all of the Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Seventh Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from all of the Lenders under Section 17 of the Term Loan Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Term Loan Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Advances and unused Commitments on and as of the date hereof. Each undersigned Lender hereby severally represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to enter into this Seventh Amendment.

10. Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

OTHER LOAN PARTIES:

SAEXPLORATION, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC.

By:	/s/ Brent Whiteley
Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

NES, LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Brent Whiteley
Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

THE ADMINISTRATIVE AND COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:	/s/ Benjamin Hancock
Name: Benjamin Hancock
Title: Assistant Vice President

THE LENDERS:

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Director

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David M. O’Mara
Name: David M. O’Mara Title: Deputy General Counsel

MORGAN STANLEY INSTITUTIONAL FUND TRUST HIGH YIELD PORTFOLIO

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

By:	/s/ Richard Lindquist
Name: Richard Lindquist Title: Managing Director

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

By:	/s/ Richard Lindquist
Name: Richard Lindquist Title: Managing Director

SUNSUPER SUPERANNUATION FUND

By:	MORGAN STANLEY INVESTMENT MANAGEMENT INC., as its Investment Advisor

By:	/s/ Richard Lindquist
Name: Richard Lindquist Title: Managing Director

TEGEAN MASTER FUND, LTD.

By:	/s/ Joseph N. Levy
Name: Joseph N. Levy
Title: CFO

AMZAK CAPITAL MANAGEMENT, LLC

By:	/s/ Samuel Barker
Name: Samuel Barker
Title Senior Fixed Income Analyst

MR. JOHN PECORA

/s/ John Pecora

NEBARI HOLDINGS, LLC

By:	/s/ Daniel Freuman
Name: Daniel Freuman
Title: Managing Partner